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                                                                  EXHIBIT 10.36

                               CONSENT AND WAIVER
                              [Northeast Venture]

         CONSENT AND WAIVER (this "Consent and Waiver"), dated as of December 1, 1998, relating to the Amended and Restated Credit Agreement, dated as of May 22, 1998 (as amended, supplemented or otherwise modified and in effect on the date hereof, the "Credit Agreement"), between Suiza Foods Corporation, a Delaware corporation (the "Company"), the lenders party thereto (the "Lenders") and First Union National Bank, as administrative agent for the Lenders (in such capacity, the "Agent").

         WHEREAS, the corporations named on Schedule A, Part I, hereto (hereinafter collectively referred to as the "Suiza Contributed Subsidiaries") are, directly or indirectly, Wholly Owned Subsidiaries of the Company and parties to the Subsidiary Guarantee and Security Agreement (as defined in the Credit Agreement);

         WHEREAS, the entities named on Schedule A, Part II, hereto (hereinafter collectively referred to as the "DFA Contributed Subsidiaries") are, directly or indirectly, Subsidiaries of Dairy Farmers of America, Inc., a Kansas cooperative marketing association ("DFA"), and/or Mid-Am Capital, L.L.C., a limited liability company ("Mid-Am");

         WHEREAS, the Company, DFA and Mid-Am desire to enter into a series of transactions pursuant to which: (i) the Suiza Contributed Subsidiaries will be merged with and into a Delaware limited liability company (the "Northeast Venture"), such that the Northeast Venture will survive as a Subsidiary of the Company; and (ii) DFA and Mid-Am will contribute ownership interests of, transfer assets of, or cause the merger of, the DFA Contributed Subsidiaries with or to the Northeast Venture (collectively, the "Transaction");

         WHEREAS, upon consummation of the Transaction: (i) seventy-five percent (75%) of each of the common and preferred ownership interests of the Northeast Venture will be owned and controlled by the Company or its Subsidiaries (other than the Northeast Venture); (ii) the remaining twenty-five percent (25%) of the common ownership interests of the Northeast Venture will be owned and controlled by DFA; and (iii) the remaining twenty-five percent (25%) of the preferred ownership interests of the Northeast Venture will be owned and controlled by Mid-Am; and

         WHEREAS, pursuant to the Transaction, the dairy operations of the Company, DFA and Mid-Am located in the States of Pennsylvania, Delaware, New Jersey, New York, Connecticut, Rhode Island, Massachusetts, Vermont, New Hampshire, Maine and Maryland will be operated by Northeast Venture; and

         WHEREAS, certain aspects of the Transaction require the consent of the Majority Lenders or the waiver by the Majority Lenders of certain provisions of the Credit Agreement and the Security Documents, in each case in accordance with the terms thereof.


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         NOW, THEREFORE, the Majority Lenders hereby agree as follows:

         1. Defined Terms. Except as otherwise defined in this Consent and Waiver, terms defined in the Credit Agreement are used herein as defined therein.

         2. Consent and Waiver of Credit Agreement Provisions. Subject to the conditions set forth in Section 6 hereto and compliance with the covenants set forth in Section 7 hereto, notwithstanding Sections 7.15, 8.03, 8.05 and 8.17 of the Credit Agreement and the other terms and provisions of the Credit
Agreement:

                  (a) the Majority Lenders hereby consent to the consummation of the Transaction on substantially the terms set forth in the recitals to this Consent and Waiver;

                  (b) the Majority Lenders hereby waive the provisions of Sections 8.03 and 8.05 of the Credit Agreement to the extent application of such provisions would prohibit the merger of the Suiza Contributed Subsidiaries or the DFA Contributed Subsidiaries with and into the Northeast Venture, the contribution of ownership interests in or the transfer of assets of the DFA Contributed Subsidiaries to the Northeast Venture or the issuance of ownership interests in the Northeast Venture to the Company, DFA, Mid-Am or other Persons;

                  (c) the Majority Lenders hereby waive the provisions of
         Section 7.15 of the Credit Agreement to the extent they restrict or prevent the Northeast Venture from issuing or having outstanding Equity Rights;

                  (d) the Majority Lenders hereby waive the provisions of Sections 8.17(a), (b) and (c) of the Credit Agreement to the extent such provisions:

                           (i) would require that the Northeast Venture or any
                  now-owned or hereafter acquired or formed Subsidiary of the Northeast Venture be a Wholly Owned Subsidiary;

                           (ii) would require that the Northeast Venture or any
                  now-owned or hereafter acquired or formed Subsidiary of the Northeast Venture become a party, by Joinder Agreement or otherwise, to the Subsidiary Guarantee and Security Agreement or any similar agreement; or

                           (iii) would prohibit or prevent the constituent
                  documents of the Northeast Venture, or of any now-owned or hereafter acquired or formed Subsidiary thereof, or any indenture, agreement, instrument or other arrangement to which the Northeast Venture or such Subsidiary may be a party, from prohibiting or restraining or having the effect of prohibiting or restraining or imposing materially adverse conditions upon the ability of the Northeast Venture, or any such Subsidiary thereof, to incur Indebtedness, grant Liens, make loans, advances or Investments or sell, assign, transfer or otherwise dispose of Property;

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         provided, that the Northeast Venture shall not incur Indebtedness or grant Liens other than Indebtedness or Liens of the DFA Contributed Subsidiaries or Persons or Property acquired by, or merged into, the Northeast Venture, which Indebtedness and Liens (x) otherwise satisfy the requirements of Sections 8.06 and 8.07 of the Credit Agreement, as applicable, (y) existed before such acquisition or merger and were not created in anticipation thereof and (z) in the case of Liens, were created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost of the Property subject thereto (provided that (A) no such Lien shall extend to or cover any Property of the Company or any Subsidiary other than the Property so acquired, and (B) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the fair market value (as determined in good faith by a Responsible Financial Officer of the Company) of such Property at the time it was acquired);

         provided, further, that the Northeast Venture shall not make loans, advances or Investments or sell, assign, transfer or otherwise dispose of Property except in accordance with Sections 8.08 or 8.05(c) of the Credit Agreement, as applicable; and

         provided, further, that such constituent documents, indentures, agreements or other arrangements shall impose no restrictions on the ability of the Northeast Venture to pay dividends or make other distributions, other than to give priority to the payment of any dividends or distributions to any preferred capital stock or other preferred ownership interests in the Northeast Venture;

                  (e) the Majority Lenders hereby acknowledge and agree that Northeast Venture and each of its Subsidiaries shall be a Subsidiary of the Company, but shall not be an Affiliate of the Company, for all purposes of the Credit Agreement; and

                  (f) subject to compliance with the other terms of the Credit Agreement, the Majority Lenders hereby consent to the Company's future acquisition of all or any portion of the remaining ownership interests in the Northeast Venture; provided, however, upon the acquisition by the Company or its Subsidiaries of all the outstanding capital stock, Equity Rights and other ownership interests of the Northeast Venture, the Northeast Venture shall execute a Joinder Agreement and thereby become a party to the Subsidiary Guarantee and Security Agreement.

         3. Waiver of Security Agreement Provisions. Notwithstanding Sections 2 and 5.04 of the Security Agreement, the Majority Lenders hereby waive any violation of the Security Agreement that would occur as a result of: (a) the Company's ownership of less than all the ownership interests of the Northeast Venture; or (b) any restrictions on the transfer or encumbrance of the Company's interest in the Northeast Venture.

         4. Release of Capital Stock of Suiza Contributed Subsidiaries. The Agent is hereby authorized and directed to deliver all stock certificates and related stock powers with respect to the Suiza Contributed Subsidiaries to the Company to facilitate the consummation of the


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Transaction. Effective upon the merger of a Suiza Contributed Subsidiary into the Northeast Venture, (i) the Subsidiary Guarantee and Security Agreement is hereby terminated as to such Suiza Contributed Subsidiary and each such Suiza Contributed Subsidiary is hereby released from all obligations thereunder, (ii) the capital stock of each such Suiza Contributed Subsidiary is hereby released from the Lien of the Security Agreement or the Subsidiary Guarantee and Security Agreement, as the case maybe, and (iii) all references to such Suiza Contributed Subsidiary in the Credit Agreement and the Security Documents are hereby deleted.

         5. Representations and Warranties of the Company. The Company represents and warrants to the Agent and the Lenders that (with respect to matters pertaining to itself and each of its Subsidiaries) as of the date hereof and as of the date of the consummation of the Transaction:

                  (a) no Default has occurred and is otherwise continuing under the Credit Agreement; and

                  (b) except as permitted by this Consent and Waiver, the representations and warranties made by the Company in Section 7 of the Credit Agreement, and by each Obligor in each of the other Loan Documents to which it is a party, are true and complete on and as of the date of this Consent and Waiver, and the date of the consummation of the Transaction, with the same force and effect as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                  (c) on a pro forma basis after giving effect to the Transaction, the Company shall remain in compliance with Sections 8.10, 8.11 and 8.13 of the Credit Agreement; and

                  (d) the businesses being conducted by the DFA Contributed Subsidiaries are in the same line or lines of business currently engaged in by certain Subsidiaries of the Company, or as permitted by
         Section 8.14 of the Credit Agreement.

         6. Conditions Precedent. The effectiveness of this Consent and Waiver is subject to the receipt by the Agent of the following documents, each of which shall be satisfactory to the Agent in form and substance:

                  (a) certified copies of the Amended and Restated Operating Agreement and Certificate of Formation of Limited Liability Company (or equivalent documents) of the Northeast Venture;

                  (b) Uniform Commercial Code searches for each DFA Contributed Subsidiary for each jurisdiction in which such Person conducts its respective business or in which any of its respective Properties are located (or otherwise as the Agent may reasonably request);


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                  (c) appropriately completed and duly executed copies of
         Uniform Commercial Code Financing Statements, sufficient to perfect in the Agent a security interest in the ownership interests of the Northeast Venture owned by the Company, in accordance with the Security;

                  (d) an opinion, appropriately dated, of counsel to the Northeast Venture covering such matters as the Agent may reasonably request;

                  (e) an opinion, appropriately dated, of Milbank, Tweed, Hadley & McCloy, special New York counsel to First Union, covering such matters as the Agent may reasonably request;

                  (f) if requested by the Agent, environmental surveys and assessments prepared by one or more firms of licensed engineers (familiar with the identification of toxic and hazardous substances) in form and substance satisfactory to the Agent, such environmental survey and assessment to be based upon physical on-site inspections by such firm of each of the existing sites and facilities owned, operated or leased by the DFA Contributed Subsidiaries as well as an historical review of the uses of such sites and facilities and of the business and operations of the DFA Contributed Subsidiaries; and

                  (g) an amendment to the Security Agreement pursuant to which the Company shall pledge all of its right, title and interest in or to the Northeast Venture to the Agent for the benefit of the Lenders.

         7. Covenants. In addition to any covenants set forth in the Credit Agreement, the Company covenants and agrees with the Lenders and the Agent that:

                  (a) the Company, together with its Subsidiaries (other than the Northeast Venture), shall at all times collectively retain voting control of at least 51% of each class of capital stock or other ownership interests of the Northeast Venture;

                  (b) notwithstanding anything to the contrary in the definitions of "EBITDA", the Company shall include within EBITDA for any period no more than the pro rata share (equal to the aggregate shares of capital stock or other ownership interests in the Northeast Venture then held by the Company and its Subsidiaries (other than the Northeast Venture) divided by the total shares of outstanding capital stock or other ownership interests in the Northeast Venture) of the Northeast Venture's operating income, depreciation and amortization, and other income for such period; and

                  (c) notwithstanding anything to the contrary in the definition of "Applicable Margin", the Applicable Margin for Eurodollar Loans shall be 0.75% from the date of the effectiveness of the Transaction until the Company has delivered to the Agent the financial statements for the period ended March 31, 1999 required by
         Section 8.01 of the Credit Agreement.


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         8. Miscellaneous. Except as expressly provided herein, the Credit
Agreement and the Security Documents shall remain unmodified and in full force and effect. This Consent and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent and Waiver by signing any such counterpart. This Consent and Waiver shall be governed by, and construed in accordance with, the law of the State of New York.



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         IN WITNESS WHEREOF, the parties hereto have caused this Consent and
Waiver to be duly executed and delivered as of the day and year first above written.

                                        COMPANY:

                                        SUIZA FOODS CORPORATION


                                        By:     J. Michael Lewis
                                        Title:  Vice President and Treasurer

AGREED AND ACCEPTED:

FIRST UNION NATIONAL BANK,
  as Administrative Agent


By:    Jorge Gonzalez
Title: Senior Vice President


                                        LENDERS


                                        FIRST UNION NATIONAL BANK


                                        By:    Jorge Gonzalez
                                        Title: Senior Vice President


                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO


                                        By:    Cory M. Olson
                                        Title: First Vice President



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

                                        BANK OF AMERICA NT&SA


                                        By:    W. Thomas Barnett
                                        Title: Managing Director


                                        NATIONSBANK, N.A.



                                        By:    W. Thomas Barnett
                                        Title: Managing Director


                                        BANCO POPULAR DE PUERTO RICO


                                        By:    Maria Juenv
                                        Title: Senior Vice President


                                        By:    Wilfred Fuentes
                                        Title: Vice President


                                        THE BANK OF NOVA SCOTIA


                                        By:    F.C.H. Ashby
                                        Title: Senior Manager, Loan Operations


                                        THE BANK OF TOKYO - MITSUBISHI, LTD.,
                                        HOUSTON AGENCY


                                        By:    D. Barnell
                                        Title: Vice President

                                        CREDIT AGRICOLE INDOSUEZ



                                        By:    W. Leroy Startz
                                        Title: First Vice President


                                        By:    David Bouhl, F.V.P.
                                        Title: Head of Corporate Banking
                                               Chicago


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:    Robert Ivosevich
                                        Title: Senior Vice President


                                        FLEET NATIONAL BANK


                                        By:    Steve Kalin
                                        Title: Vice President


                                        WELLS FARGO BANK (TEXAS) N.A.


                                        By:    Austin O. Sierra
                                        Title: Banking Officer

                                        CIBC   INC.


                                        By:    Gerald Girardi
                                        Title: Executive Director CIBC
                                               Oppenheimer Corp., as Agent


                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE


                                        By:    Brian O'Leary
                                        Title: Vice President


                                        By:    Marcus Edward
                                        Title: Vice President



                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH


                                        By:    W. Jeffrey Vollack
                                        Title: Senior Credit Officer Senior
                                               Vice President


                                        By:    David L. Streeter
                                        Title: Vice President

                                        HARRIS TRUST AND SAVINGS BANK


                                        By:    Karen L. Knudsen
                                        Title: Vice President


                                        SOCIETE GENERALE, SOUTHWEST
                                        AGENCY


                                        By:    Christopher J. Speltz
                                        Title: Director, Head of SG - Dallas


                                        By:
                                        Title:


                                        AMSOUTH BANK


                                        By:
                                        Title:


                                        BANK ONE, TEXAS, N.A.


                                        By:    Christopher W. Holder
                                        Title: Vice President

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                                        BANKBOSTON N.A.


                                        By:    Esteban Arrondo
                                        Title: Vice President



                                        BANQUE NATIONALE DE PARIS HOUSTON
                                        AGENCY


                                        By:    Warren G. Parham
                                        Title: Vice President


                                        BHF-BANK AKTIENGESELLSCHAFT


                                        By:    John Sykes
                                        Title: Vice President


                                        By:    Robert Nash
                                        Title: Assistant Treasurer


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                        By:
                                        Title:


                                        By:
                                        Title:

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED


                                        By:    Sadao Muraoka
                                        Title: Head of Southwest Region


                                        MELLON BANK, N.A.


                                        By:    Martin J. Randal
                                        Title: Assistant Vice President


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By:    Mr. Nobuo Tominaga
                                        Title: Chief Manager


                                        NATEXIS BANQUE BFCE


                                        By:    Timothy L. Polvado
                                        Title: Vice President


                                        By:    Paul H. Diouri
                                        Title: Assistant Treasurer

                                        NATIONAL CITY BANK OF KENTUCKY


                                        By:    Tom Gurbach
                                        Title: Vice President


                                        THE ROYAL BANK OF SCOTLAND PLC


                                        By:
                                        Title:


                                        THE SANWA BANK, LIMITED, NEW YORK BRANCH


                                        By:    John J. Jeeney
                                        Title: Vice President


                                        STB DELAWARE FUNDING TRUST I


                                        By:    Donald C. Hargadon
                                        Title: Assistant Vice President


                                        SUNTRUST BANK, ATLANTA


                                        By:    F. Steven Parrish
                                        Title: Vice President

                                        By:    Patrick M. Kotora
                                        Title: Banking Officer


                                        THE TOKAI BANK, NEW YORK BRANCH


                                        By:    Shinichi Nakatani
                                        Title: Assistant General Manager


                                        THE TOYO TRUST & BANKING CO., LTD.


                                        By:    T. Mikumo
                                        Title: Vice President


                                        UNION BANK OF CALIFORNIA


                                        By:    Robert C. Peiler
                                        Title: Vice President


                                        MICHIGAN NATIONAL BANK


                                        By:    Eric Haeger
                                        Title: Commercial Relationship Manager


Exhibit A, Part I--Suiza Contributed Subsidiaries
Exhibit A, Part II--DFA Contributed Subsidiaries


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EXHIBIT A

EXHIBIT A, PART I--SUIZA CONTRIBUTED SUBSIDIARIES.

         o        Garelick Farms, Inc. (MA)
         o        Scangas Bros. Holdings, Inc. (MA)
         o        West Lynn Creamery, Inc. (MA)
         o        West Lynn Creamery Realty Corp. (MA)
         o        Fairdale Farms, Inc. (VT)
         o        Grant's Dairy, Inc. (ME)
         o        Miscoe Springs, Inc. (MA)

               EXHIBIT A, PART II--DFA CONTRIBUTED SUBSIDIARIES.

         o        Tuscan/Lehigh Dairies, L.P. (DE)
         o        New England Dairies, Inc. (CT) (Owner of 44% of Terrace
                  Dairy, Inc.)
         o        Meola's Mt. Wachusett Dairy, Inc. (MA)





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